UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  April 1, 2003
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)

                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)

              Israel                 000-29871                       N/A
              ------                 ---------                       ---
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)


               24 Raoul Wallenberg Street, Tel Aviv 69719, Israel
               --------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
                               ------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     c. Exhibits

     99.1 Press release issued by RADVision Ltd. dated April 1, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

        On April 1, 2003, RADVision Ltd. (Nasdaq: RVSN) issued a press release announcing a reduction in its first quarter earnings estimate and outlook for the year. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 1, 2003                    RADVISION LTD.
                                       (Registrant)



                                       By: /s/David Seligman
                                           -----------------
                                          David Seligman
                                          Chief Financial Officer

                                                                    Exhibit 99.1

Press Release                                                  Source: RADVISION

Radvision Reduces First Quarter 2003 Estimate, Outlook For Year

Tuesday April 1, 6:59 am ET

Conference Call and Web Cast Scheduled at 9 a.m. EST Today

GLEN ROCK, N. J.--(BUSINESS WIRE)--April 1, 2003--RADVISION (Nasdaq: RVSN -
News) today announced that it now expects to report first quarter 2003 revenue of approximately $11.0 million and breakeven net income and EPS for the period.

Based on the revised revenue amount, the Company will record an operating loss for the 2003 first quarter, which will be offset by financial income from its substantial cash position, resulting in the breakeven net income. The Company will remain cash flow positive. The Company's initial projection for the first quarter ended March 31, 2003 was for revenue of $12.8 million, net income of $620,000 and EPS of $0.03. In the first quarter of 2002, the Company reported revenue of $11.6 million, net income of $272,000 and EPS of $0.01. Final first quarter 2003 results will be reported on April 15.

The Company attributed the reduction in its first quarter estimate to lower than expected sales of its Networking Business Unit (NBU) products in the U.S. First quarter 2003 international NBU sales and sales at its Technology Business Unit
(TBU) were on target.

The Company expects growth to resume in the second half of the year, with full year TBU sales projected to increase 7%, and NBU sales to increase 3% including approximately $5 million of 'Other Revenue' from continuing and new business with broadband service providers.

The Company has adjusted its quarterly projections for the balance of the year, and has revised its full year 2003 revenue forecast to $51 million, net income to $2.9 million and EPS to $0.15. The initial forecast was for 2003 full year revenue of $56.6 million and net income of $4.2 million or $0.21 per diluted share. For the full year 2002, the Company reported revenue of $49.1 million, net income of $2.8 million and EPS of $0.15. Detailed information about the revised 2003 quarterly business plan is available in the Investor Relations section of the Company's web site.

Gadi Tamari, Chief Executive Officer, commented: "We are disappointed that our performance in the U.S. market impeded our first quarter and full year expectations. In fact, we have already taken steps to realign our U.S. operations and refocus our U.S. channel strategy and we believe that it will have a positive impact on our results in the following quarters. We also have made important progress in pursuing our global opportunities both in traditional videoconferencing and in the emerging personal video communication market, as demonstrated by our FastWeb and 3G projects."

Mr. Tamari concluded: "While sales are forecast to pick-up in the second half of the year, we expect to resume stronger growth momentum beginning in 2004. That is based on our new channel strategy, planned product introductions and deepening relationships with our partners. It is also based on growing evidence that video conferencing is moving beyond the maturing room system market to the personal video application, which we will continue to capitalize on and foster."

Preliminary First Quarter 2003 Earnings Conference Call/Webcast

RADVISION will hold a conference call to discuss its revised 2003 first quarter and full year outlook today, Tuesday, April 1, 2003 at 9:00 a.m. (EST). To access the conference call, please dial 1-877-601-4718. (International dialers can call +1-212-519-0801) by 8:45 a.m. The passcode "RADVISION" will be required to access the live conference call. A live webcast of the conference call will also be available in the investor relations section of the company's website at www.radvision.com.

A PowerPoint presentation highlighting key financial metrics as well as the revised quarterly estimates for 2003 will be available in the Investor Relations section of the company's website, www.radvision.com. The presentation will be available beginning at 8:00 a.m. (EST) on April 1st and remain on the site through April 15. A replay of the call will be available beginning approximately one hour after the conclusion of the call through 12:00 midnight (EST) on April 8, 2003. To access the replay, please dial 1-800-234-3897 (International dialers can call +1-402-220-9689), reservation #3422615.

About RADVISION

RADVISION (Nasdaq: RVSN - News) is the industry's leading provider of high quality, scalable and easy-to-use products and technologies for videoconferencing, video telephony, and the development of converged voice, video and data over IP and 3G networks. For more information please visit our website at www.radvision.com.

This press release contains forward-looking statements that are subject to risks and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, general business conditions in the industry, changes in demand for products, the timing and amount or cancellation of orders and other risks detailed from time to time in RADVISION's filings with the Securities Exchange Commission, including RADVISION's Form 10-K Annual Report. These documents contain and identify other important factors that could cause actual results to differ materially from those contained in our projections or forward-looking statements. Stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statement.

----------------
Contact:

     RADVISION
     David Seligman, 201/689-6333
     cfo@radvision.co

     Peter Benedict, 201/689-6311
     pr@radvision.com
              or
     Comm-Partners LLC
     June Filingeri,  203/972-0186
     junefil@optonline.net